OFF-SHORE SECURITIES SUBSCRIPTION AGREEMENT


Nu Skin Asia Pacific, Inc.
75 West Center Street
Provo, Utah 84601
USA

Ladies and Gentlemen:

          This Offshore Securities Subscription Agreement (the "Subscription Agreement") is one of a limited number of such subscriptions for shares of Class A Common Stock, $0.001 par value per share (the "Class A Common Stock"), of Nu Skin Asia Pacific, Inc., a Delaware corporation (the "Company"). Execution of this Subscription Agreement by the undersigned purchaser (the "Purchaser") shall constitute an offer by the Purchaser to subscribe for the Shares specified in paragraph 1 below. The Company shall have the right in its sole and absolute discretion to reject such offer for any reason whatsoever, or by executing a copy of this Subscription Agreement, to accept the Purchaser's offer. If such offer is accepted, the Company will return an executed copy of this Subscription Agreement to the Purchaser.

          1. Subscription. The Purchaser hereby tenders this Subscription Agreement and applies for the purchase of Three Thousand One Hundred Forty-Nine (3,149) shares of the Company's Class A Common Stock (the "Shares"). The Purchaser encloses payment for the full amount of the purchase price for the Shares made payable to "Nu Skin Asia Pacific, Inc." The purchase price for each Share shall be U.S. Twenty-Three Dollars and no/100 (U.S. $23.00), for an aggregate purchase price for the Shares of U.S. Seventy Two Thousand Four Hundred Twenty-Seven (U.S. $72,427).

          2.   Representations and Warranties of the Purchaser.
In order to induce the Company to accept this Subscription
Agreement, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

               A.   The Purchaser is not a U.S. Person<F1>
(as that term is defined under Regulation S promulgated under the Securities Act of 1933, as amended (the "1933 Act")).

____________________

<F1> See Appendix "A" attached hereto for the definitions of
     "Distributor", "U.S. Person" and "United States" under
     Regulation S.


               B. At the time the buy order for the Shares was originated, the Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Subscription Agreement. In addition, at the time the buy order for the Shares was originated, the Purchaser was outside of the Country of Taiwan and the Purchaser did not make the offer for the Shares from the Country of Taiwan and this transaction did not take place in and was not negotiated from or within the Country of Taiwan. Moreover, this Subscription Agreement was not delivered to the Purchaser or executed by the Purchaser in the Country of Taiwan.

               C. The Purchaser is purchasing the Shares for the Purchaser's own account and not on behalf of any U.S. Person, and the sale of the Shares has not been pre-arranged with the Purchaser in the United States or in the Country of Taiwan.

               D. To the best knowledge of the Purchaser, each Distributor (as that term is defined in Regulation S) that is participating in the offering of the Shares, if any, has agreed that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the closing of the offering (the "Closing") and ending forty (40) days thereafter shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to registration of the Shares under the 1933 Act or pursuant to an applicable exemption from registration under the 1933 Act.

               E. The Purchaser represents and warrants and hereby agrees that all offers and sales of the Shares prior to the expiration of a period commencing on the Closing and ending forty (40) days thereafter shall only be made in compliance with the safe harbor provisions contained in Regulation S or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration or to such an exemption from registration under the 1933 Act and that thereafter all offers and sales in the United States or to U.S. Persons shall be made only pursuant to such a registration or pursuant to an exemption from registration.

               F. The Purchaser acknowledges and understands that the Shares have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons during a period commencing on the Closing and ending forty (40) days thereafter unless the Shares are registered under the 1933 Act or an exemption from the registration requirements of the 1933 Act is available.

               G. The Purchaser is not an officer, director or "Affiliate" (as that term is defined in Rule 405 under the 1933
Act) of the Company.

               H.   The Purchaser (and/or the Purchaser's
purchaser representative, if any) has had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Company and the terms and conditions of this offering, and all such questions, if any, have been answered to the full satisfaction of the Purchaser, none of which answers is in any way inconsistent with the Prospectus dated November 21, 1996 (the "Prospectus") that was delivered to the Purchaser in connection with this transaction; and the Purchaser understands that the Company shall provide the Purchaser with an opportunity to ask additional questions of and receive answers (all of which information shall be limited to information in the public realm) from the Company concerning the Company during the period that the Purchaser owns any of the Shares;

               I.   The Purchaser has such knowledge and
expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Shares and is purchasing the Shares for investment, for the Purchaser's own account and not with a view towards resale or distribution.

               J. Except as set forth in the Prospectus, a copy of which the Purchaser acknowledges has been received and carefully read and understood, no representations or warranties, oral or otherwise, have been made to the Purchaser by the Company or any officer, director, agent, employee or affiliate of the Company, and in entering into this transaction the Purchaser is not relying upon any information, other than the Prospectus and the results of the Purchaser's independent investigation of the Company and its operations.

               K. The Purchaser understands that the Shares are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, covenants, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to purchase and acquire the Shares.

               L. The Purchaser has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the Purchaser hereunder; this Subscription Agreement is a legally binding obligation of the Purchaser in accordance with its terms and conditions.

               M. The Purchaser hereby acknowledges receipt of a copy of the Prospectus, which Prospectus has been carefully read and understood by the Purchaser.

               N. All of the representations and warranties provided by the Purchaser to the Company herein, as well as all other information provided to the Company in connection with this transaction, are true and correct in all respects as of the date hereof.

               O. The Purchaser does not intend or anticipate that this investment be a source of income and the Purchaser is able to bear the substantial economic risks of an investment in the Shares and at the present time can afford a complete loss of such investment.

               P. The address set forth below is the true and correct residence of the Purchaser, and the Purchaser has no present intention of becoming a resident of the United States or of any other jurisdiction.

               Q. The Purchaser understands that the Company will have full access to the monies paid for the Shares upon acceptance of this Subscription Agreement and the execution hereof by the Company. The purchase price for the Shares will not be escrowed and no events or conditions need to be satisfied or met before the Company can accept and close on the Purchaser's subscription.

          3. Non-Binding Until Accepted. The Purchaser understands that this Subscription Agreement is not binding upon the Company until the Company accepts it, which acceptance is at the sole and absolute discretion of the Company and will be evidenced by the Company's execution of this Subscription Agreement where indicated below. This Subscription Agreement shall be null and void if the Company does not timely accept it as aforesaid.

          4. Indemnification. The Purchaser agrees to indemnify the Company and its officers, directors and agents (collectively, the "Indemnitees"), and to hold the Indemnitees harmless from and against any and all losses, damages, liabilities, costs and expenses that they or any of them may sustain or incur in connection with the breach by the Purchaser of any representation, warranty, covenant or acknowledgment made by the Purchaser herein.

          5.   Miscellaneous.  This Subscription Agreement:
(i) may only be modified by a written instrument executed by the Purchaser and the Company; (ii) sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof and the Shares; (iii) shall be governed by the laws of the State of Utah applicable to contracts made in and to be wholly-performed therein notwithstanding that it was executed by the Purchaser outside of the United States; and (iv) shall inure to the benefit of, and be binding upon, the Company and the Purchaser and their respective heirs, legal representatives, successors and assigns.

          6.   Jurisdiction and Venue; Governing Law.  The
Purchaser: (a) agrees that any suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in the Utah District Court, Third Judicial District, or in the United States District Court for the District of Utah; (b) waives any objection that the Purchaser may now have or may hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the Utah District Court. Third Judicial District, and the United States District Court for the District of Utah, in any such suit, action or proceeding arising out of or related to this Subscription Agreement or the Purchaser's subscription for and purchase and acquisition of the Shares. The Purchaser further agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding hereunder in the Utah District Court, Third Judicial District, or in the United States District Court for the District of Utah, and also agrees that service of process upon the Purchaser mailed by certified or registered mail to the Purchaser shall be deemed in every respect effective service of process upon the Purchaser. In any suit, action or proceeding hereunder.

          7. Further Assurances. All of the parties hereto, both before and after the Closing, upon the request from time to time by any party hereto and without further consideration, will do each and every act and thing as may be necessary or reasonably requested to consummate the transaction contemplated hereby.

          8. Pronouns. Unless the context requires otherwise, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

          9. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: (a) if to the Purchaser, to the address set forth on page 5 of this Subscription Agreement and (b) if to the Company, to Nu Skin Asia Pacific, Inc., 75 West Center Street, Provo, Utah 84601 USA, Attention: M. Truman Hunt, Esq., Vice President of Legal Affairs and Investor Relations, or to such other address as the Company or the Purchaser shall have designated to the other by like notice.

          10. Legend. The Purchaser consents to the placement of a legend on the certificate(s) representing the Shares purchased by the Purchaser, which legend shall be in form substantially as follows:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL FORTY (40) DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO REGISTRATION OF THE SECURITIES OR AN EXEMPTION FROM REGISTRATION. THE TERMS USED IN THIS LEGEND HAVE THE MEANING GIVEN TO THEM BY REGULATION S. THE SALE OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED AND IN ANY EVENT IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

          11. Counterparts. This Subscription Agreement may be executed in counterparts and by facsimile and each of such counterparts shall constitute an original and all of which together shall constitute one and the same document.

          IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement this 13th day of January, 1997.


THE PURCHASER:


/s/ Wu Yung Mao
Signature


Wu Yung Mao
Printed Name

Number of Shares Subscribed For:  3,149




             (Please print information below exactly
        as you wish it to appear on the Company's records)



Wu Yung Mao                        02-84438104
_______________________________    ______________________________
Name and capacity in which         Identification Number
subscription is made--see
below for particular
requirements.

Address:                           Address for notices, if
                                   different:



#19, Alley 206, Lung Shou Street
________________________________   ______________________________
Number and Street                  Number and Street



Tao Yuan City Taipei
________________________________   _______________________________
City           Zip Code            City           Zip Code



Taiwan
________________________________   ______________________________
Country                            Country

Please indicate form of ownership (if applicable):



                                   /s/ Wu Yung Mao
________________________________   ______________________________
TENANTS-IN-COMMON                  JOINT TENANTS WITH RIGHT OF
(Both parties must sign above)     SURVIVORSHIP
                                   (Both parties must sign above)




                    ACCEPTANCE OF SUBSCRIPTION
                    NU SKIN ASIA PACIFIC, INC.


          The foregoing Subscription Agreement submitted by Wu Yung Mao is hereby accepted by the Company this 13th day of January, 1997 for Three Thousand One Hundred Forty-Nine (3,149) shares of the Company's Class A Common Stock as indicated herein.

                              THE COMPANY:

                              NU SKIN ASIA PACIFIC, INC.,
                                a Delaware corporation



                              By:  /s/ M. Truman Hunt
                                   M. Truman Hunt
                                   Its: Vice President of Legal
                                     Affairs and Investor
                                     Relations



                           APPENDIX "A"

          Pursuant to Rule 902(c), (o) and (p) of Regulation S, the terms "Distributor", "U.S. Person" and "United States" are defined as follows:

               (c)  Distributor.  "Distributor" means any
underwriter, dealer, or other person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on this Regulation S.

               (o)  U.S. Person.  (1) "U.S. person" means:

          (i)    Any natural person resident in the United
States;

          (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

          (iii) An estate of which any executor or administrator is a U.S. person;

          (iv)   Any trust of which any trustee is a U.S. person;

          (v) Any agency or branch of a foreign entity located in the United States;

          (vi) Any non-discretionary account or similar account other than an estate or trust held by a dealer or other fiduciary for the benefit or account of a U.S. person;

          (vii)  Any discretionary account or similar account
(other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

          (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and
(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the [Securities Act of 1933, as amended], unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501 (a) under the [Securities Act of 1933, as amended]) who are not natural persons, estates or trusts.

               (2) Notwithstanding paragraph (o)(1) of this section, any discretionary account or similar account (other than any estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States shall not be deemed a "U.S. person".

               (3) Notwithstanding paragraph (o)(1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

          (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

          (ii) The estate is governed by foreign law.

               (4) Notwithstanding paragraph (o)(1) of this section, any trust of which a professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust revocable) is a U.S. person.

               (5) Notwithstanding paragraph (o)(1) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

               (6) Notwithstanding paragraph (o)(1) of this section, any agency or branch a U.S. person located outside the United States shall not be deemed a "U.S. person".

          (i) The agency or branch operates for valid business reasons; and

          (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

               (7)  The International Monetary Fund, the
International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asia Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, any other similar international organizations, their agencies; affiliates and pension plans shall not be deemed "U.S. persons".

               (p)  United States.  "United States" means the
United States of America, its territories and possessions, any state of the United States, and the District of Columbia.